INFORMATION ABOUT GEOGRAPHIC AREAS	12 Months Ended
Dec. 31, 2016
INFORMATION ABOUT GEOGRAPHIC AREAS

17. INFORMATION ABOUT GEOGRAPHIC AREAS

Our operations are primarily within the United States, including Puerto Rico, Canada and Mexico. Products are also sold from the United States on an export-only basis to portions of Latin America and the Caribbean Basin. The following tables set forth revenues and long-lived assets by geographical area:

Years Ended December 31,	2016	2015	2014
Revenues:
United States	$3,813,204	$3,710,977	$3,525,176
Canada	267,220	263,908	300,289
Mexico	140,278	138,354	119,075

Total revenues	$4,220,702	$4,113,239	$3,944,540

December 31,	2016	2015
Long-Lived Assets:
United States	$467,728	$441,656
Canada	155,758	154,437
Mexico	5,317	5,413

Total long-lived assets	$628,803	$601,506

Revenues are attributed to countries based on the location of the store from which the sale occurred. Long-lived assets consist of property and equipment, goodwill and intangible assets.